[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------
                            USAA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------
                                JANUARY 31, 2001








TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      FAREWELL FROM MICKEY ROTH                                         2
      MESSAGE FROM THE PRESIDENT                                        3
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGERS                                         5
      FINANCIAL INFORMATION
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statement of Changes in Net Assets                            17
         Notes to Financial Statements                                 18









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA CAPITAL GROWTH FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.









             USAA FAMILY OF FUNDS SUMMARY

FUND TYPE/NAME                RISK
----------------------------------------------
            CAPITAL APPRECIATION
----------------------------------------------
Aggressive Growth*            Very high
Capital Growth                Very high
Emerging Markets              Very high
First Start Growth            Moderate to high
Gold                          Very high
Growth                        Moderate to high
Growth & Income               Moderate
International                 Moderate to high
Science & Technology          Very high
Small Cap Stock               Very high
World Growth                  Moderate to high
----------------------------------------------
              ASSET ALLOCATION
----------------------------------------------
Balanced Strategy             Moderate
Cornerstone Strategy          Moderate
Growth and Tax Strategy       Moderate
Growth Strategy               Moderate to high
Income Strategy               Low to moderate
----------------------------------------------
              INCOME - TAXABLE
----------------------------------------------
GNMA Trust                    Low to moderate
High-Yield Opportunities      High
Income                        Moderate
Income Stock                  Moderate
Intermediate-Term Bond        Low to moderate
Short-Term Bond               Low
----------------------------------------------
             INCOME - TAX EXEMPT
----------------------------------------------
Long-Term                     Moderate
Intermediate-Term             Low to moderate
Short-Term                    Low
State Bond/Income             Moderate
----------------------------------------------
                  INDEXES
----------------------------------------------
Extended Market Index         High
Global Titans Index           Moderate to high
Nasdaq-100 Index              Very high
S&P 500 Index                 Moderate
----------------------------------------------
                MONEY MARKET
----------------------------------------------
Money Market                  Low
Tax Exempt Money Market       Low
Treasury Money Market Trust   Low
State Money Market            Low
----------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT OR INDEX FUNDS. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICE MARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.

*CLOSED TO NEW INVESTORS.









FAREWELL FROM MICKEY ROTH

[PHOTOGRAPH OF MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

Dear Investor,

After almost 15 years as chief executive officer of USAA Investment Management Company, I have decided to retire. I have often noted that I've been very fortunate to work in a profession that I love in a job that fascinates me. Over the last decade and a half my colleagues and I, and you, have grown our company from a small mutual fund firm with an even smaller brokerage service into a nationally recognized investment company. By serving you, we have built a company whose future is more exciting than even the past few years have been. I am proud of the special bond we have with you, our member.

I am pleased to announce that Chris Claus will assume the leadership of IMCO. Chris joined USAA in 1994 and served most recently as senior vice president of Investment Sales and Service. In this position he oversaw both mutual funds and brokerage services. I am certain he will guide this company with great skill and energy.

It has been my pleasure and honor to serve you.

Sincerely,



Michael J.C. Roth, CFA


USAA BROKERAGE SERVICES IS A DISCOUNT BROKERAGE SERVICE OF USAA INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE NASD.









MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

--------------------------------------------------------------------------------
- Served USAA from 1994-2000 as head of Investment Sales and Service

- Before joining USAA, was vice president of Equity Trading and Retirement Plans at Norwest Investment Services, Inc. (NISI) in Minneapolis, Minnesota

- Holds a master of business administration degree from the University of St. Thomas in St. Paul, Minnesota, and a bachelor of business administration degree from the University of Minnesota

- Holds NASD Series 7, 63, 24, 4, and 53 securities licenses

- Active member of the Mutual Fund Education Alliance and the Securities Industry Association

- Married with three children
--------------------------------------------------------------------------------

Dear Investor,

I am honored to succeed Mickey Roth as president and chief executive officer of USAA Investment Management Company and welcome the challenge of leading this company to even higher levels of performance and service to you. With the help of IMCO's strong and dedicated management team, we plan to build on the solid foundation that Mickey created for this company during his many years of service.

Our direction for IMCO is straightforward: excellent products and services, convenience, and value for our investors. We want to enhance our existing services and offer new features to make it easier for you to do business. One example is the USAA Investment Account - a money management concept, long envisioned by Mickey, that we're now building. The account will allow you to hold both USAA mutual funds and brokerage investments in one consolidated account. This will give you one account number for all your investments, one consolidated statement, and overall simplicity and convenience for your money management.

I have always believed that strong investment performance, coupled with USAA's commitment to world-class service, will serve the needs of our investors. All of us at IMCO will work diligently to continue to make this happen.

On behalf of IMCO, I thank you for giving us the opportunity to deliver products and services at an exceptional value. I appreciate your support and continued business.

Sincerely,

Christopher W. Claus

PRESIDENT AND
VICE CHAIRMAN OF THE BOARD








INVESTMENT REVIEW

USAA CAPITAL GROWTH FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies with the prospect of rapidly growing earnings.

--------------------------------------------------------------------------------
                                            1/31/01
--------------------------------------------------------------------------------
  Net Assets                             $20.2 Million
  Net Asset Value Per Share                  $8.47
--------------------------------------------------------------------------------
 TOTAL RETURN AS OF 1/31/01
--------------------------------------------------------------------------------
  SINCE INCEPTION ON 10/27/00               -15.30%(+)
--------------------------------------------------------------------------------

(+) TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SINCE-INCEPTION RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                       CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund, the Russell 2000(Registered Trademark) Index, and the S&P 500 Index, for the period of 10/27/2000 through 01/31/2001. The data points from the graph are as follows:

                  USAA
                CAPITAL       RUSSELL 2000      S&P 500
              GROWTH FUND        INDEX           INDEX
              -----------     ------------      -------

10/27/00        $10,000         $10,000         $10,000
10/31/00         10,000          10,372          10,362
11/31/00          7,850           9,307           9,545
12/31/00          8,360          10,106           9,592
01/31/01          8,470          10,633           9,933

DATA SINCE INCEPTION ON 10/27/00 THROUGH 01/31/01.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA CAPITAL GROWTH FUND TO THE S&P 500 INDEX AND THE BROAD-BASED RUSSELL 2000(REGISTERED TRADEMARK) INDEX. THE S&P 500 INDEX IS AN UNMANAGED INDEX
REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX. THE RUSSELL 2000 IS A WIDELY RECOGNIZED, UNMANAGED SMALL-CAP INDEX CONSISTING OF THE 2,000 SMALLEST COMPANIES WITHIN THE RUSSELL 3000(REGISTERED TRADEMARK) INDEX.









MESSAGE FROM THE MANAGERS

[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: ERIC M. EFRON, CFA, AND JOHN K. CABELL, JR., CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM OCTOBER 27, 2000, TO JANUARY 31, 2001?

USAA introduced the USAA Capital Growth Fund on October 27, 2000. The Fund was launched in the midst of a very difficult investment environment, which we discuss below. Reflecting the challenging market conditions that prevailed between October 27, 2000, and January 31, 2001, the USAA Capital Growth Fund got off to a rough start during this period. Technology, Internet, and communications stocks were a significant drag on performance. On the other hand, health-care, biotechnology, retail, and energy stocks did well, but this was not enough to offset fully the weakness in the other areas of the portfolio. Overall, the Fund generated a total return of -15.30%, underperforming all of the major stock market indices that we track, with the exception of the Nasdaq Composite.

NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The period of October 27, 2000, through January 31, 2001, saw a continuation of an overall domestic stock market malaise that started in March 2000. Prices of stocks in general, and growth stocks in particular, succumbed to a wave of negative economic events that compounded as the period progressed. A series of interest rate increases by the Federal Reserve Board (the Fed), concerned about the potential for higher inflation, hurt equity valuations and caused investors to worry about an impending economic slowdown or recession. Investors' concerns became more intense and widespread as an ever-growing list of disappointing earnings results and forecasts emanated from a wide variety of companies. Stock prices finally plunged because the high valuation of many companies' stocks, particularly in the technology area, left no room for lowered expectations.

Concurrently, capital markets dried up, thereby cutting off the supply of funding necessary to sustain many of the capital-hungry and immature companies that had gone public not more than a year or two earlier. This scarcity of capital led to a number of bankruptcies, primarily in the Internet and communications areas, putting further pressure on stock prices as investors scurried from the bankrupt companies, their suppliers, and other companies that were perceived to have funding issues. Other factors that hurt equity prices during the period were rising energy costs, the delayed outcome of the U.S. presidential election, and stock sales prompted by margin calls, mutual fund redemptions, and tax-loss considerations.

There was a significant reversal in the relative performance of many domestic stock groups. Leaders in previous years turned into laggards, and laggards turned into leaders. Many investors sought refuge in more VALUE-ORIENTED, OLD-ECONOMY stock groups such as utilities and health care. Pricier GROWTH stocks geared toward the NEW ECONOMY - technology and communications in particular - that had done so well in previous years, performed miserably during the period. Only a few growth-oriented groups, such as health care and biotechnology, performed well. Small-cap stocks, in general, outperformed their large-cap counterparts for the first time in years. And within the small-cap universe, value outperformed growth by a wide margin.

The major stock market indices reflect these trends. The value-oriented Dow Jones Industrials, an old economy indicator, advanced 3.23% between October 27, 2000, and January 31, 2001, whereas the S&P 500 Index, which has more of a growth bias, declined by 0.68%. The Russell 2000, a leading small-cap index, gained 6.38%, and the S&P SmallCap 600 Index appreciated 10.52%. The technology-intensive Nasdaq Composite, which suffered its worst year ever in 2000, was especially weak, plummeting 15.37% between October 27, 2000, and January 31, 2001.

DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS, PRIMARILY INDUSTRIALS.

REFER TO THE BOTTOM OF PAGE 4 FOR THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX DEFINITIONS.

THE S&P SMALLCAP 600 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION.

REFER TO THE BOTTOM OF PAGE 5 FOR THE NASDAQ COMPOSITE INDEX DEFINITION.


WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

In determining which securities are suitable for investment in the USAA Capital Growth Fund, we focus on the following three factors:

1) CHANGE. We invest in innovative companies that are well-positioned to take advantage of long-term trends that transform our economy and society. It is our firm belief that companies that embrace change, and even initiate it, have much better prospects for survival, success, and growth than those that resist it. We think that some of today's most significant changes are occurring in industries such as the Internet, broadband and wireless communications, and genome sciences. Therefore, these are major areas of emphasis for our investments.

2) SPEED. Earnings are the ultimate builders of value. Over the long term, there is a direct correlation between rates of earnings growth and stock price appreciation, in our analysis. With this in mind, we invest exclusively in companies that have rapidly growing earnings or the prospect thereof. We are not interested in stocks that have modest valuations if the potential for rapid growth is lacking. We are more interested in whether the companies underlying our investments will be much larger and more profitable in the future. The stocks of most of the companies that meet our criteria for change and speed are in the small- and mid-market capitalization ranges, and this is reflected in our portfolio. Nevertheless, there are some large companies such as Cisco Systems and Home Depot that have remained innovative and rapidly growing, and we have not hesitated to include their stocks in the Fund. This is an all-cap fund, not a small-cap one.

3) BEING EARLY. We believe that the most lucrative time to invest in emerging trends and companies is early in their history, before they become widely known. By the time these opportunities are discovered by the investment community at large, much of their investment potential will have been realized. To get in early, we often invest in initial public offerings (IPOs) and in companies with short trading histories. We believe that investments in IPOs may provide returns that can help give this Fund a bit of an investment edge over funds that do not take advantage of these opportunities.

WHAT IS THE OUTLOOK?

Looking back over the first few months of the Fund's existence, we wish the ride had been less turbulent. In this letter to investors, as well as in future letters, we will not hesitate to point to the high degrees of volatility and risk associated with investing in funds such as this one. The period under review illustrated this point much more dramatically than we would have liked.

On a brighter note, the Fed's two 0.5% cuts in interest rates in January 2001 give us hope that the investment outlook will soon improve. These actions may mitigate, but not eliminate, the major questions about the economy and earnings prospects that have spooked the stock market for the better part of the past year. Assuredly, bumps and potholes will continue to appear in the road on which we travel, and investors must be prepared for this at all times. All things said and done, however, we are still confident in the long-term advancement of our economy and society. Moreover, we maintain our faith in the ability of the companies in which we have invested to contribute to, and benefit from, the progress that we envision. We think this Fund is a suitable vehicle for enabling risk-tolerant investors with long-term orientations to potentially capitalize on this progress.

----------------------------------------------------------
                TOP 10 EQUITY HOLDINGS
                 (% OF NET ASSETS)
----------------------------------------------------------
  IDEC Pharmaceuticals Corp.                         1.8%
  AdvancePCS                                         1.6
  ONI Systems Corp.                                  1.6
  Columbia Sportswear Co.                            1.5
  99 Cents Only Stores                               1.4
  Plexus Corp.                                       1.4
  Ethan Allen Interiors, Inc.                        1.3
  Express Scripts, Inc. "A"                          1.3
  Genentech, Inc.                                    1.3
  TIBCO Software, Inc.                               1.3
----------------------------------------------------------

----------------------------------------------------------
                  TOP 10 INDUSTRIES
                  OF EQUITY HOLDINGS
                  (% OF NET ASSETS)
----------------------------------------------------------
Computer Software & Service                         10.3%
Biotechnology                                        9.7
Communication Equipment                              7.7
Electronics - Semiconductors                         6.0
Electrical Equipment                                 5.2
Drugs                                                4.6
Health Care - Specialized Services                   3.5
Telephones                                           3.4
Oil & Gas - Drilling/Equipment                       3.1
Internet Services                                    3.0
----------------------------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
9-13.









USAA CAPITAL GROWTH FUND
PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


                                                                          MARKET
  NUMBER                                                                   VALUE
 OF SHARES                   SECURITY                                      (000)
--------------------------------------------------------------------------------
                        COMMON STOCKS (92.9%)

            AEROSPACE/DEFENSE (1.1%)
    5,700   Triumph Group, Inc.*                                        $    222
--------------------------------------------------------------------------------
            AIR FREIGHT (1.0%)
    6,300   EGL, Inc.*                                                       194
      300   UTi Worldwide Inc.*                                                5
--------------------------------------------------------------------------------
                                                                             199
--------------------------------------------------------------------------------
            AUTO PARTS (1.2%)
   12,400   Copart, Inc.*                                                    233
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.8%)
    3,800   Robert Mondavi Corp. "A"*                                        171
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (9.7%)
    2,300   Affymetrix, Inc.*                                                153
    2,000   Celgene Corp.*                                                    55
    4,500   Genentech, Inc.*                                                 267
    2,500   Genzyme Corp.*                                                   216
    6,300   IDEC Pharmaceuticals Corp.*                                      371
    4,900   Immunex Corp.*                                                   150
    2,700   Invitrogen Corp.*                                                201
    5,000   Millennium Pharmaceuticals, Inc.*                                251
    1,400   Protein Design Labs, Inc.*                                       104
    3,800   Techne Corp.*                                                    105
    9,100   Variagenics, Inc.*                                                91
--------------------------------------------------------------------------------
                                                                           1,964
--------------------------------------------------------------------------------
            CHEMICALS (0.8%)
    4,400   Symyx Technologies, Inc.*                                        168
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (7.7%)
    3,800   Alliance Fiber Optic Products, Inc.*                              37
    5,900   Bookham Technology plc ADR*                                       91
    1,800   CIENA Corp.*                                                     162
    7,500   Corvis Corp.*                                                    162
    4,200   Efficient Networks, Inc.*                                         67
    2,200   JDS Uniphase Corp.*                                              121
    1,400   Luminent, Inc.*                                                   13
    3,000   New Focus, Inc.*                                                 181
    3,800   Next Level Communications, Inc.*                                  49
      800   Novatel Wireless, Inc.*                                            9
    5,900   ONI Systems Corp.*                                               327
      700   Optical Communication Products, Inc.*                             12
    2,600   QUALCOMM, Inc.*                                                  219
    2,600   Sycamore Networks, Inc.*                                          92
--------------------------------------------------------------------------------
                                                                           1,542
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (2.8%)
    1,600   Brocade Communications Systems, Inc.*                            145
    3,500   Cisco Systems, Inc.*                                             131
    2,000   Extreme Networks, Inc.*                                           95
    1,000   Juniper Networks, Inc.*                                          106
    1,700   Redback Networks, Inc.*                                           81
--------------------------------------------------------------------------------
                                                                             558
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (10.3%)
    3,500   Agile Software Corp.*                                            172
    4,900   Art Technology Group, Inc.*                                      186
    6,500   BroadVision, Inc.*                                                87
    2,900   Commerce One, Inc.*                                               89
    3,000   E.piphany, Inc.*                                                 117
    2,000   i2 Technologies, Inc.*                                           101
    5,200   Interwoven, Inc.*                                                175
    8,500   Liberate Technologies, Inc.*                                     147
    2,100   Nuance Communications, Inc.*                                      79
    1,700   Openwave Systems, Inc.*                                          118
    4,800   Portal Software, Inc.*                                            62
    2,000   SpeechWorks International, Inc.*                                  63
    6,900   TIBCO Software, Inc.*                                            262
    1,300   VeriSign, Inc.*                                                   96
    6,000   Vignette Corp.*                                                   50
   10,200   Vitria Technology, Inc.*                                          84
    2,100   webMethods, Inc.*                                                180
--------------------------------------------------------------------------------
                                                                           2,068
--------------------------------------------------------------------------------
            DRUGS (4.6%)
    5,200   Alpharma, Inc. "A"                                               193
    4,600   Biovail Corp.*                                                   199
    3,900   Elan Corp. plc ADR*                                              196
    4,500   Ivax Corp.*                                                      156
    2,700   Sepracor, Inc.*                                                  178
--------------------------------------------------------------------------------
                                                                             922
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (5.2%)
    4,600   DDI Corp.*                                                       140
    4,600   Flextronics International Ltd.*                                  175
   12,900   Pemstar, Inc.*                                                   165
    5,900   Plexus Corp.*                                                    277
    3,200   Sanmina Corp.*                                                   156
    8,900   TTM Technologies, Inc.*                                          138
--------------------------------------------------------------------------------
                                                                           1,051
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.1%)
      900   Computer Access Technology Corp.*                                 10
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (6.0%)
    2,800   Applied Micro Circuits Corp.*                                    206
    3,600   Exar Corp.*                                                      127
    2,100   GlobeSpan, Inc.*                                                  75
   10,900   Microtune, Inc.*                                                 151
    1,100   PMC-Sierra, Inc.*                                                 83
    3,900   TranSwitch Corp.*                                                192
    5,200   Triquint Semiconductor, Inc.*                                    184
    2,800   Vitesse Semiconductor Corp.*                                     199
--------------------------------------------------------------------------------
                                                                           1,217
--------------------------------------------------------------------------------
            ENGINEERING & CONSTRUCTION (1.8%)
    7,100   Lexent, Inc.*                                                    171
    5,800   Quanta Services, Inc.*                                           187
--------------------------------------------------------------------------------
                                                                             358
--------------------------------------------------------------------------------
            FINANCE - CONSUMER (2.4%)
    9,000   Metris Cos., Inc.                                                238
    7,800   NCO Group, Inc.*                                                 252
--------------------------------------------------------------------------------
                                                                             490
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (0.9%)
    2,300   SEI Investments Co.                                              190
--------------------------------------------------------------------------------
            FOODS (1.0%)
    4,600   Suiza Foods Corp.*                                               211
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.0%)
    4,700   Accredo Health, Inc.*                                            225
    1,800   Professional Detailing, Inc.*                                    186
--------------------------------------------------------------------------------
                                                                             411
--------------------------------------------------------------------------------
            HEALTH CARE - HMOs (1.3%)
    2,800   Express Scripts, Inc. "A"*                                       260
--------------------------------------------------------------------------------
            HEALTH CARE - SPECIALIZED SERVICES (3.5%)
    8,100   AdvancePCS*                                                      317
    6,000   Orthodontic Centers of America, Inc.*                            136
    9,000   Renal Care Group, Inc.*                                          235
      700   Specialty Laboratories, Inc.*                                     21
--------------------------------------------------------------------------------
                                                                             709
--------------------------------------------------------------------------------
            HOME FURNISHINGS & APPLIANCES (1.4%)
    7,400   Ethan Allen Interiors, Inc.                                      272
--------------------------------------------------------------------------------
            HOSPITALS (0.7%)
    4,900   Province Healthcare Co.*                                         134
--------------------------------------------------------------------------------
            INTERNET SERVICES (3.0%)
    1,600   Ariba, Inc.*                                                      60
    9,300   Exodus Communications, Inc.*                                     248
    3,600   Freemarkets, Inc.*                                                84
    8,000   InfoSpace, Inc.*                                                  42
    6,300   PurchasePro.com, Inc.*                                           165
--------------------------------------------------------------------------------
                                                                             599
--------------------------------------------------------------------------------
            LODGING/HOTELS (1.9%)
    2,800   Four Seasons Hotels, Inc.                                        197
    9,100   Orient Express Hotels Ltd.*                                      191
--------------------------------------------------------------------------------
                                                                             388
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.8%)
      700   Align Technology, Inc.*                                           10
    3,500   Caliper Technologies Corp.*                                      149
--------------------------------------------------------------------------------
                                                                             159
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (3.1%)
    8,400   Cal Dive International, Inc.*                                    203
    3,400   Cooper Cameron Corp.*                                            218
    2,700   Smith International, Inc.*                                       206
--------------------------------------------------------------------------------
                                                                             627
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.1%)
      700   Energy Partners Ltd.*                                              9
--------------------------------------------------------------------------------
            RESTAURANTS (2.5%)
    4,500   Cheesecake Factory, Inc.*                                        195
    2,100   Krispy Kreme Doughnuts, Inc.*                                    136
    4,600   P. F. Chang's China Bistro, Inc.*                                177
--------------------------------------------------------------------------------
                                                                             508
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (2.1%)
    3,500   Fastenal Co.                                                     198
    4,800   Home Depot, Inc.                                                 231
--------------------------------------------------------------------------------
                                                                             429
--------------------------------------------------------------------------------
            RETAIL - DISCOUNTERS (0.8%)
    5,200   Dollar Tree Stores, Inc.*                                        158
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.2%)
    5,400   Costco Wholesale Corp.*                                          250
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY (2.4%)
    7,700   99 Cents Only Stores*                                            277
    8,000   Bed Bath & Beyond Inc.*                                          213
--------------------------------------------------------------------------------
                                                                             490
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.8%)
    5,400   Chico's FAS, Inc.*                                               178
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (1.2%)
    4,800   Barra, Inc.*                                                     236
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (1.0%)
    4,200   Western Wireless Corp. "A"*                                      194
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
    4,200   Level 3 Communications, Inc.*                                    171
--------------------------------------------------------------------------------
            TELEPHONES (3.4%)
    6,400   Allegiance Telecom, Inc.*                                        213
    9,900   McLeod USA, Inc.*                                                185
    8,200   Metromedia Fiber Network, Inc. "A"*                              131
    6,300   XO Communications, Inc.*                                         155
--------------------------------------------------------------------------------
                                                                             684
--------------------------------------------------------------------------------
            TEXTILES - APPAREL (1.5%)
    5,000   Columbia Sportswear Co.*                                         294
--------------------------------------------------------------------------------
            Total common stocks (cost: $22,173)                           18,734
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
------------
                         MONEY MARKET INSTRUMENT (7.1%)

   $1,428   Federal Home Loan Bank Consolidated Discount Note, 5.58%,
                 2/01/2001 (cost: $1,428)                                  1,428
--------------------------------------------------------------------------------
            Total investments (cost: $23,601)                           $ 20,162
================================================================================









USAA CAPITAL GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JANUARY 31, 2001
(UNAUDITED)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.2% of net assets at January 31, 2001.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA CAPITAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JANUARY 31, 2001
(UNAUDITED)




ASSETS

   Investments in securities, at market value
    (identified cost of $23,601)                                      $  20,162
   Cash                                                                     108
   Receivables:
      Capital shares sold                                                    55
      Securities sold                                                        84
   Prepaid expense                                                           16
                                                                      ---------
         Total assets                                                    20,425
                                                                      ---------

LIABILITIES

   Capital shares redeemed                                                  209
   USAA Investment Management Company                                        14
   USAA Transfer Agency Company                                              10
   Accounts payable and accrued expenses                                     38
                                                                      ---------
         Total liabilities                                                  271
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  20,154
                                                                      =========

REPRESENTED BY

   Paid-in capital                                                    $  23,719
   Accumulated undistributed net investment loss                            (22)
   Accumulated net realized loss on investments                            (104)
   Net unrealized depreciation of investments                            (3,439)
                                                                      ---------
            Net assets applicable to capital shares outstanding       $  20,154
                                                                      =========
   Capital shares outstanding                                             2,380
                                                                      =========
   Authorized shares of $.01 par value                                  100,000
                                                                      =========
   Net asset value, redemption price, and offering price per share    $    8.47
                                                                      =========




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA CAPITAL GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

PERIOD ENDED JANUARY 31, 2001*
(UNAUDITED)



NET INVESTMENT INCOME

   Income:
      Dividends                                                         $     1
      Interest                                                               72
                                                                        -------
         Total income                                                        73
                                                                        -------
   Expenses:
      Management fees                                                        44
      Transfer agent's fees                                                  20
      Custodian's fees                                                       10
      Postage                                                                 1
      Shareholder reporting fees                                              2
      Directors' fees                                                         1
      Registration fees                                                      20
      Professional fees                                                      14
                                                                        -------
         Total expenses before reimbursement                                112
      Expenses reimbursed                                                   (17)
                                                                        -------
         Total expenses after reimbursement                                  95
                                                                        -------
            Net investment loss                                             (22)
                                                                        -------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss                                                       (104)
   Change in net unrealized appreciation/depreciation                    (3,439)
                                                                        --------
            Net realized and unrealized loss                             (3,543)
                                                                        --------
Decrease in net assets resulting from operations                        $(3,565)
                                                                        ========




* FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA CAPITAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

PERIOD ENDED JANUARY 31, 2001*
(UNAUDITED)



FROM OPERATIONS

   Net investment loss                                                $    (22)
   Net realized loss on investments                                       (104)
   Change in net unrealized appreciation/depreciation
      of investments                                                    (3,439)
                                                                      --------
      Decrease in net assets resulting from operations                  (3,565)
                                                                      --------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                            39,582
   Cost of shares redeemed                                             (15,863)
                                                                      --------
      Increase in net assets from capital
         share transactions                                             23,719
                                                                      --------
Net increase in net assets                                              20,154

NET ASSETS

   Beginning of period                                                      -
                                                                      --------
   End of period                                                      $ 20,154
                                                                      ========


ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS

   End of period                                                      $    (22)
                                                                      ========


CHANGE IN SHARES OUTSTANDING

   Shares sold                                                           4,286
   Shares redeemed                                                      (1,906)
                                                                      --------
      Increase in shares outstanding                                     2,380
                                                                      ========





* FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA CAPITAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2001
(UNAUDITED)




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Capital Growth Fund (the Fund), which commenced operations on October 27, 2000. The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in equity securities of companies with the prospect of rapidly growing earnings.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million - $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the funds had two agreements with CAPCO - $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the period ended January 31, 2001.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended January 31, 2001, were $22,363,000 and $86,000, respectively.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2001, were $1,045,000 and $4,484,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.85% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.85% of its annual average net assets through July 31, 2001, and accordingly has waived a portion of its management fees.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2001, the Association and its affiliates owned 283,000 shares (11.9%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per-share operating performance for a share outstanding for the period ended January 31, 2001,* is as follows:

Net asset value at
   beginning of period                       $  10.00
Net investment loss                              (.01)(a)
Net realized and
   unrealized loss                              (1.52)
                                             --------
Net asset value at end of period             $   8.47
                                             ========
Total return (%)                               (15.30)
Net assets at end
   of period (000)                           $ 20,154
Ratio of expenses to
   average net assets (%)                        1.85(b)
Ratio of expenses to average net assets,
   excluding reimbursements (%)                  2.15(b)
Ratio of net investment loss to
   average net assets (%)                        (.42)(b)
Portfolio turnover (%)                            .50


 *  FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.
(a) CALCULATED USING AVERAGE SHARES.
(b) ANNUALIZED. THE RATIO IS NOT NECESSARILY INDICATIVE OF 12 MONTHS OF OPERATIONS.









DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777








[USAA LOGO APPEARS HERE.]  WE KNOW WHAT IT MEANS TO SERVE.(REGISTERED TRADEMARK)
                           ---------------------------------------------------
                           INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES